Exhibit 99.1

PROMISSORY NOTE

$11,200,000.00
Houston, Texas
August  5, 2008

FOR VALUE RECEIVED, Whitestone Corporate Park West, LLC, a Texas limited liability company ("Borrower"), having its principal place of business at 2600 South Gessner, Suite 500, Houston, Texas 77063, promises to pay to the order of MidFirst Bank, a federally chartered savings association ("Lender"), at the following address: MidFirst Plaza, P.O. Box 26750, Oklahoma City, Oklahoma 73126, or such other place as the holder hereof may from time to time designate in writing, the principal sum of ELEVEN MILLION TWO-UNDRED THOUSAND AND NO/100 DOLLARS ($11,200,000.00) in lawful money of the United States of America, with interest thereon to be computed from the date of disbursement under this Promissory Note (this "Note") at the Applicable Interest Rate (hereinafter defined), and to be paid in installments as follows:

A.	A payment, on the date of disbursement (the "Disbursement Date"), representing interest from the date of disbursement through the last day of the calendar month in which such disbursement is made;

B.
A constant payment of $70,939.00 (based upon an amortization schedule over 360 months assuming a 360 day year consisting of 12 months of 30 days each) on the first day of October, 2008 and on the first day of each calendar month thereafter up to and including the first day of August, 2015; and

C.
The balance of said principal sum, all unpaid interest thereon and all other amounts owed pursuant to this Note, the Security Instrument (hereinafter defined), the Other Security Documents (hereinafter defined), or otherwise in connection with the loan evidenced by this Note shall be due and payable on the first day of September, 2015 (the "Maturity Date").

All payments to be made by Borrower to Lender shall be deemed received by Lender only upon Lender's actual receipt of same.

1.            Applicable Interest Rate. Interest accruing on the principal sum of this Note shall be calculated on the basis of a 360-day year comprised of twelve (12) thirty (30) day months, except that interest due and payable for a period of less than a full month shall be calculated by multiplying the actual number of days elapsed in such period by a daily rate based on said 360 day year, provided that such method of calculation does not cause the effective rate of interest on the loan evidenced hereby to exceed the maximum lawful rate of interest applicable hereto as calculated on the basis of a 365 or 366 day year. The term "Applicable Interest Rate" as used in this Note shall mean, from the date of this Note through and including the Maturity Date, a rate of Six and 52/100 percent (6.52%) per annum.

2.            Application. All payments on this Note shall be applied at any time and from time to time in the following order: (i) the payment or reimbursement of any expenses (including but not limited to late charges), costs or obligations (other than the principal hereof and interest hereon) for which Borrower shall be obligated or Lender entitled pursuant to the provisions hereof or of the Security Instrument or the Other Security Documents, (ii) the payment of accrued but unpaid interest thereon, (iii)

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the payment of unpaid escrow amounts required herein, in the Security Instrument or in the Other Security Documents, if any, and (iv) the payment of all or any portion of the principal balance then outstanding hereunder, in either the direct or inverse order of maturity, at Lender's option. Any payment made by Borrower must be received by Lender in immediately available funds no later than 4:00 p.m. Oklahoma City time in order to receive same day credit; any payment received thereafter shall be considered to have been made on the following business day.

3.            Late Charge. If any part of the Debt (hereinafter defined) is not actually received by Lender by close of business on the fifteenth (15th) day after the date on which it was due, Borrower shall pay to Lender an amount (the "Late Charge") equal to the lesser of four percent (4%) of such unpaid portion of the missed payment or the maximum amount permitted by applicable law, to defray the expenses incurred by Lender in handling and processing such delinquent payment and to compensate Lender for the loss of the use of such delinquent payment. All such Late Charges shall be automatically due and payable without notice or demand and shall be secured by the Security Instrument and the Other Security Documents. In addition, Borrower shall pay to Lender a charge of $25.00 if a check or preauthorized charge with which Borrower makes a payment on this Note is dishonored or refused by Borrower's payor institution, and Lender may, at its option, thereafter require any sums due under this Note to be paid by wire transfer of federal funds, cashier's check or certified funds. Borrower's payment of a Late Charge or the payment of interest at the default Rate (defined below) shall not excuse late payment or constitute a waiver of any rights of Lender.

4.            Security; Defined Terms; Incorporation by Reference. This Note is secured by the Security Instrument and the Other Security Documents. The term "Security Instrument" as used in this Note shall mean the Deed of Trust, Security Agreement, Assignment of Leases and Rents and Fixture Filing, executed and delivered by Borrower contemporaneously with this Note and which secures the Debt. The term "Other Security Documents" means all documents other than this Note or the Security Instrument now or hereafter executed and/or delivered by Borrower and/or others and to or in favor of Lender, which wholly or partially secure, evidence or guarantee payment of the Debt, provide for any indemnity in favor of or payment to Lender related to the Debt, this Note or the Mortgaged Property (as defined in the Security Instrument), provide for any escrow/holdback arrangements or for any actions to be completed by Borrower subsequent to the date hereof, or are otherwise related to the loan evidenced by this Note. All amounts due and payable under this Note, together with all sums due under the Security Instrument and the Other Security Documents, including any applicable Prepayment Consideration (hereinafter defined) and all applicable reasonable attorney fees and costs, are collectively referred to herein as the "Debt." The term "business day" or "business days" shall mean those days (other than Saturdays or Sundays) upon which banks are generally open in Texas and Oklahoma for the conduct of substantially all of their commercial lending activities, and wire transfers of funds can be made. Where appropriate, the singular number shall include the plural, the plural shall include the singular, and the words "Lender" and "Borrower" shall include their respective successors, assigns, heirs, personal representatives, executors and administrators.

5.	Optional Prepayment; Prepayment Premium.

(a) Optional prepayments shall not be permitted except as specifically provided in this Section 5, and Lender may refuse to accept any prepayment that does not comply with this Section. Prepayments of principal may be made in full, but not in part (except in the event of casualty loss or condemnation as described below), on any installment payment due date described in paragraph B on the first page of this Note, with advance written notice to Lender not later than 30 days prior to such prepayment stating that Borrower intends to prepay this Note in full on the date specified in such notice. Any prepaid amounts specified in such notice shall become due and payable at the time provided in such

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notice. Such notice shall not suspend or defer the payment of regularly scheduled principal and interest installments as they become due. Any prepayment by Borrower, except as described in subparagraph (c) below, shall include a Prepayment Consideration equal to (i) three percent (3%) of the unpaid principal balance if prepaid during the first, second or third Loan Year, (ii) two percent (2%) of the unpaid principal balance if prepaid during the fourth or fifth Loan Year, and (iii) one percent (1%) of the unpaid principal balance if prepaid during the sixth and seventh Loan Year. For purposes of the preceding sentences, a "Loan Year" shall mean the period of time beginning September 1 of any given year and continuing through and including the following August 31 (provided that the first Loan Year shall also include the days remaining in August, 2008 as of the Disbursement Date).

(b)     In the event that Lender accelerates the maturity of this Note at any time during which a Prepayment Consideration applies, and a tender of payment in excess of the minimum amount necessary to reinstate the Loan is made by or on behalf of Borrower in an amount sufficient to satisfy the Debt prior to or at a sheriffs sale, trustee's sale or other foreclosure sale of the Mortgaged Property, or during any redemption period following such sale, such tender shall be considered to constitute a voluntary prepayment and shall require payment of the Prepayment Consideration provided for in this Section 5, and Lender shall not be required to accept such payment if it does not include the Prepayment Consideration required under this Section 5. Alternatively or additionally, Lender may seek injunctive relief in a court of competent jurisdiction to restrain or prohibit a purposeful default by Borrower, in which event Borrower shall pay to Lender legal and other expenses incurred by Lender in connection with such default and Lender's efforts to restrain such default. Lender shall be entitled to include the amount of the Prepayment Consideration in any credit bid at a sheriffs sale, trustee's sale or other foreclosure of the Mortgaged Property. Borrower expressly waives the provisions of any present or future statute or law which prohibits or may prohibit the collection of a prepayment premium, prepayment consideration or charge upon acceleration, and acknowledges and agrees that the foregoing waiver constitutes separate consideration for Lender's agreement to make the loan evidenced hereby, and that Lender would not have made such loan and/or would have charged a higher interest rate without such a waiver.

(c)     Notwithstanding the foregoing: (A) no Prepayment Consideration shall be charged on any prepayment caused by Lender's election to apply insurance proceeds or condemnation awards to the Debt under the terms of the Security Instrument; (B) no Prepayment Consideration shall be charged on any prepayment made within the one-hundred eighty (180) day period immediately preceding the Maturity Date; and (C) in no event shall the Prepayment Consideration exceed an amount equal to the excess, if any, of (i) interest calculated at the highest applicable rate permitted by applicable law, as construed by courts having jurisdiction thereof, on the principal balance of this Note from time to time outstanding from the date of closing of the Loan to the date of such acceleration, over (ii) interest theretofore paid and accrued on this Note. The amount of any prepayment shall never be less than the full amount of the then outstanding principal and interest.

 6.          Default. An "Event of Default" shall occur if:

(a)     Borrower fails to make the full and punctual payment of any amount payable hereunder within fifteen (15) days of the date on which it was due, or under the Security Instrument or Other Security Documents as and when the same becomes due and payable;

(b)     Borrower fails to pay the entire outstanding principal balance hereunder, together with all accrued and unpaid interest, on the date when due, whether on the Maturity Date, upon acceleration or prepayment or otherwise; or

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(c) an Event of Default (as defined in the Security Instrument or any of the Other Security Documents) has occurred under the Security Instrument and/or Other Security Documents after any applicable grace period.

7.            Acceleration. The whole of the Debt, including without limitation, the principal sum of this Note, all accrued interest and all other sums due under this Note, the Security Instrument and the Other Security Documents, together with any applicable Prepayment Consideration, shall become immediately due and payable at the option of Lender, without notice, at any time following the occurrence of an Event of Default.

8.            Default Interest. Upon the occurrence of an Event of Default (including without limitation, the failure of Borrower to pay the Debt in full on the Maturity Date), Lender shall be entitled to receive and Borrower shall pay interest on the entire unpaid principal balance at the rate (the "Default Rate") equal to four percent (4%) above the Applicable Interest Rate; provided, however, that notwithstanding the foregoing, in no event shall the Default Rate exceed the Maximum Rate (hereinafter defined). The Default Rate shall be computed from the occurrence of the Event of Default until the actual payment in full of the Debt. This charge shall be added to the Debt, and shall be deemed secured by the Security Instrument. This clause, however, shall not be construed as an agreement or privilege to extend the Maturity Date, nor as a waiver of any other right or remedy accruing to Lender by reason of the occurrence of any Event of Default.

9. Attorney Fees. In the event that Lender employs attorney(s) to collect the Debt, to enforce the provisions of this Note or to protect or foreclose the security herefor, Borrower agrees to pay Lender's reasonable attorney fees and disbursements, whether or not suit be brought. Such fees shall be immediately due and payable.

1 0 . Use of Proceeds; Limit of Validity. The proceeds of this Note are to be used for business, commercial, investment or other similar purposes and no portion thereof will be used for personal, family or household use. It is expressly stipulated and agreed to be the intent of Borrower and Lender at all times to comply with the applicable Texas law governing the maximum rate or amount of interest payable on this Note or the Debt and by the Other Security Documents (or applicable United States federal law to the extent that it permits Lender to contract for, take, reserve or receive a greater amount of interest than under Texas law) (the "Maximum Rate"). If (i) the applicable law is ever judicially interpreted so as to render usurious any amount called for under this Note, the Security Instrument, or under any of the Other Security Documents, or contracted for, charged, taken, reserved or received with respect to the indebtedness evidenced by this Note, the Security Instrument, or the Other Security Documents, or (ii) Lender's exercise of the option herein contained to accelerate the maturity of this Note or any prepayment by Borrower results in Borrower having paid any interest in excess of that permitted by applicable law, then it is Borrower's and Lender's express intent that (a) all excess amounts theretofore collected by Lender be credited on the principal balance of this Note (or, if this Note has been or would thereby be paid in full, refunded to Borrower), and (b) the provisions of this Note, the Security Instrument, and the Other Security Documents immediately be deemed reformed and the amounts thereafter collectible hereunder and thereunder reduced, without the necessity of the execution of any new document so as to comply with the applicable law, but so as to permit the recovery of the fullest amount otherwise called for hereunder and thereunder. All sums paid or agreed to be paid to Lender for the use, forbearance and detention of the indebtedness evidenced hereby and by the Security Instrument, and the Other Security Documents shall, to the extent permitted by applicable law, be amortized, prorated, allocated and spread throughout the full term of such indebtedness until payment in full so that the rate or amount of interest on account of such indebtedness does not exceed

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the usury ceiling from time to time in effect and applicable to such indebtedness for so long as Debt is outstanding. To the extent that Lender is relying on Chapter 303, as amended, of the Texas Finance Code to determine the maximum amount of interest permitted by applicable law on the principal of this Note, Lender will utilize the weeldy rate ceiling from time to time in effect as provided in such Chapter 303, as amended. To the extent United States federal law permits a greater amount of interest than is permitted under Texas law, Lender will rely on United States federal law instead of such Chapter 303, as amended, for the purpose of determining the maximum amount permitted by applicable law. Additionally, to the extent permitted by applicable law now or hereafter in effect, Lender may, at its option and from time to time, implement any other method of computing the maximum lawful rate under such Chapter 303, as amended, or under other applicable law by giving notice, if required, to Borrower as provided by applicable law now or hereafter in effect. In no event shall the provisions of Chapter 346 of the Texas Finance Code (which regulates certain revolving credit loan accounts and revolving triparty accounts) apply to the indebtedness evidenced hereby. Notwithstanding anything to the contrary contained herein, or in the Security Instrument, or in any of the Other Security Documents, it is not the intention of Lender to accelerate the maturity of any interest that has not accrued at the time of such acceleration or to collect unearned interest at the time of such acceleration.

11.            No Oral Amendments. This Note may not be modified, amended, waived, extended, changed, discharged or terminated orally or by any act or failure to act on the part of Borrower or Lender, but only by an agreement in writing signed by the party against whom enforcement of any modification, amendment, waiver, extension, change, discharge or termination is sought.

12.            Assignment. Lender and its successors, endorsees and assigns may freely transfer and assign this Note. Borrower's right to transfer its rights and obligations with respect to the Debt, and to be released from liability under this Note, shall be governed by the Security Instrument.

13.            Applicable Law; Jurisdiction. This Note shall be governed and construed in accordance with the laws of the state in which the real property encumbered by the Security Instrument is located and the laws of the United States applicable to transactions in such state. Borrower hereby submits to personal jurisdiction in the state courts located in said state and the federal courts of the United States of America located in said state for the enforcement of Borrower's obligations hereunder and waives any and all personal rights under the law of any other state to object to jurisdiction within such state for the purposes of any action, suit, proceeding or litigation to enforce such obligations of Borrower.

14.            Joint and Several Liability. If Borrower consists of more than one person or entity, the obligations and liabilities of each such person or entity shall be joint and several.

15.            Waiver of Presentment, Etc. Borrower and all others who may become liable for the payment of all or any part of the Debt do hereby severally waive presentment and demand for payment, notice of dishonor, protest, notice of protest, and notice of intent to accelerate the maturity hereof (and of such acceleration), except to the extent that specific notices are required by this Note, the Security Instrument or the Other Security Documents.

16.            No Waiver. Any failure by Lender to insist upon strict performance by Borrower of any of the provisions of this Note, the Security Instrument or the Other Security Documents shall not be deemed to be a waiver of any of the terms or provisions of this Note, the Security Instrument or the Other Security Documents, and Lender shall have the right thereafter to insist upon strict performance by Borrower of any and all of the terms and provisions of this Note, the Security Instrument or the Other Security Documents.

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17.            Notices. Except as otherwise specified herein, any notice, consent, request or other communication required or permitted to be given hereunder shall be in writing, addressed to the other party as set forth below (or to such other address or person as either party or person entitled to notice may by notice to the other party specify), and shall be: (a) personally delivered; (b) delivered by Federal Express or other comparable overnight delivery service; or (c) transmitted by United States certified mail, return receipt requested with postage prepaid; to:

Lender:	MidFirst Bank, a federally chartered savings association
MidFirst Plaza
P.O. Box 26750
Oklahoma City, Oklahoma 73126
Attention: Closing Department

Borrower:	Whitestone Corporate Park West, LLC,
a Texas limited liability company
2600 South Gessner, Suite 500
Houston, Texas 77063

Unless otherwise specified, all notices and other communications shall be deemed to have been duly given on the first to occur of actual receipt of the same or: (i) the date of delivery if personally delivered; (ii) one (1) business day after depositing the same with the delivery service if by overnight delivery service; and (iii) three (3) days following posting if transmitted by mail. Borrower must prominently display Lender's Loan Number (set forth on page 1 of this Note) on all notices or communications to Lender.

18.            Severability. If any term, covenant or condition of this Note is held to be invalid, illegal or unenforceable in any respect, this Note shall be construed without such provision.

19.            Time of the Essence. Time shall be of the essence in the performance of all obligations of Borrower hereunder.

BORROWER AND LENDER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHT THEY, OR THEIR RESPECTIVE SUCCESSORS AND ASSIGNS, MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED ON THE LOAN EVIDENCED BY THIS NOTE OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS NOTE, THE SECURITY INSTRUMENT OR ANY OF THE OTHER SECURITY DOCUMENTS, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENT (WHETHER VERBAL OR WRITTEN) OR ACTION OF BORROWER OR LENDER. THIS PROVISION IS A MATERIAL INDUCEMENT FOR LENDER'S MAKING OF THE LOAN SECURED BY THE SECURITY INSTRUMENT AND THE OTHER SECURITY DOCUMENTS.

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IN WITNESS WHEREOF, Borrower has duly executed this Promissory Note to be effective the day and year first above written.

BORROWER:

Whitestone Corporate Park West, LLC, a
Texas limited liability company

By:	Whitestone REIT Operating Partnership, L.P.,
a Delaware limited partnership,
its Sole Member

By:	Whitestone REIT,
a Maryland real estate investment trust, its
General Partner

By: /s/ John J. Dee
Name: John J. Dee
Title: Executive Vice President

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